UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
December 8, 2009
(Date of earliest event reported)
rue21, inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34536	25-1311645
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Commonwealth Drive, Suite 100
Warrendale, Pennsylvania	15086	(724) 776-9780
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On December 8, 2009, rue21, inc. (NASDAQ: rue) issued a press release announcing its results for the thirteen and thirty-nine weeks ended October 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Exhibits
99.1      Press Release dated December 8, 2009
The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
rue21, inc.
Registrant

By:	/s/ Stacy Siegal
Stacy Siegal
Corporate Counsel

December 8, 2009

EXHIBIT INDEX

99.1	Press Release dated December 8, 2009